UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

              Date of Report:                    February 16, 2006

              (Date of earliest event reported): February 14, 2006

                           Commission File No. 1-5828

                        CARPENTER TECHNOLOGY CORPORATION
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)

         Delaware                                               23-0458500
         --------                                               ----------
(State or other jurisdiction                                  (IRS Employer
     of incorporation)                                    Identification Number)

           P.O. Box 14662
         Reading Pennsylvania                                      19612
         --------------------                                      -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (610) 208-2000
                                                    --------------

Former name or former address, if changed since last Report: N/A
                                                             ---

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Items 1.02 and 8.01:

On February 13, 2006 Carpenter Technology Corporation issued a press release announcing that Dr. J. Michael Fitzpatrick was hired as Vice Chairman of Carpenter Technology Corporation, effective February 14, 2006. The most significant terms of his employment include an annual base salary of $500,000 and the opportunity for a cash bonus payable under the Executive Annual Compensation Plan ("EACP") (prorated for fiscal year 2006) upon the achievement of certain financial performance goals. The corporate performance goals applicable to Dr. Fitzpatrick are similar to those established for other Executive Officers of Carpenter and are based upon return on net assets (RONA) and earnings per share (EPS). The EACP performance goals are set at three levels: Threshold, Target and Maximum. Upon achievement of each level, Dr. Fitzpatrick will earn a percentage of his base salary as follows: Threshold - 40%; Target - 80%; Maximum - 160%. In addition, Dr. Fitzpatrick will have the opportunity to earn grants of restricted stock (prorated for fiscal year 2006) upon the achievement of the RONA and EPS goals as follows: Threshold - 1,500 shares; Target - 3,000 shares; Maximum - 6,000 shares. If earned, these shares will vest ratably over two years. Dr. Fitzpatrick also received a grant of 5,000 shares of restricted stock that vest five years from the date of grant provided that he remains employed by Carpenter at that time.

Dr. Fitzpatrick will be eligible for future grants of stock options as the Carpenter Board of Directors may determine from time to time. He will also be entitled to participate in Carpenter's Supplemental Executive Retirement Plan, its Deferred Compensation Plan for Executives and Key Employees, its General Retirement Plan, its 401(k) defined contribution plan and other Carpenter benefit programs.

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.    Description

        99.1        Press release dated February 13, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2006                      CARPENTER TECHNOLOGY CORPORATION


                                             By: /s/ David A. Christiansen
                                                 -------------------------
                                                 David A. Christiansen
                                                 Vice President, General Counsel
                                                 and Secretary